Exhibit 99.2

CLEARWATER PAPER CORPORATION FOURTH QUARTER AND FULL YEAR 2015 SUPPLEMENTAL INFORMATION LINDA MASSMAN PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR JOHN HERTZ SENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

1 FORWARD-LOOKING STATEMENTS This supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding, the effects of new Consumer Products business; U.S. and global paperboard industry conditions; segment, corporate and consolidated outlook for Q1 2016 and fiscal year 2016; production; product volumes shipped; product pricing and sales mix; pulp and wood fiber costs and supply; chemical costs; operational and packaging supply costs; transportation costs; energy costs; cost and timing of major maintenance and repairs; cost of wages and benefits; selling, general, and administrative expenses; corporate expenses; consolidated sales and operating margins; EBITDA sensitivities; and estimated Q1 2016 adjusted EBITDA. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; customer acceptance in North America and abroad, timing and quantity of purchases of our new through-air-dried, or TAD products, or other tissue products; changes in customer product preferences and competitors' product offerings; the loss of or changes in prices in regards to a significant customer; announced price increases for our products may not be accepted in whole or part; changes in transportation costs and disruptions in transportation services; manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunction and damage to our manufacturing facilities caused by fire or weather-related events; changes in the cost and availability of wood fiber and wood pulp; cyclical industry conditions; labor disruptions; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; environmental liabilities or expenditures; changes in expenses and required contributions associated with our pension plans; reliance on a limited number of third-party suppliers for raw materials; inability to successfully implement our operational efficiencies and expansion strategies; inability to fund our debt obligations; restrictions on our business from debt covenants and terms; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. 1

2 2015 FULL YEAR HIGHLIGHTS $1,752 MILLION NET SALES, $124 MILLION GAAP OPERATING INCOME, UP 55% VS. 2014, $211 MILLION ADJUSTED EBITDA1, DOWN 12% VS. 2014 DILUTED GAAP EPS OF $2.97, ADJUSTED DILUTED EPS OF $3.131 FOCUS ON CPD COST STRUCTURE RESULTED IN 630 BASIS POINT IMPROVEMENT IN CPD GAAP OPERATING MARGIN, 200 BASIS POINT IMPROVEMENT IN CPD ADJUSTED EBITDA MARGIN1,2 VS. 2014 PPD GAAP OPERATING MARGIN AT 15.3%, ADJUSTED EBITDA MARGIN1,2 AT 18.9%, WHICH INCLUDED TWO MAJOR MAINTENANCE OUTAGES AT A COST OF $22 MILLION, CROSS-CYCLE PPD MARGIN TARGET AT 19% FIRST FULL YEAR WITHOUT SPECIALTY MILLS COMPLETION OF $100 MILLION SHARE BUYBACK PROGRAM, ANNOUNCEMENT OF NEW $100 MILLION SHARE BUYBACK PROGRAM 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 2 Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.2

3 FOURTH QUARTER HIGHLIGHTS $432 MILLION NET SALES, DOWN 2.4% VS. Q3’15, VS. OUR OUTLOOK OF DOWN 3% TO 5%, WITH NEAR RECORD PAPERBOARD SHIPMENTS $36.3 MILLION GAAP OPERATING INCOME, DOWN 9% VS. Q3’15 $59 MILLION ADJUSTED EBITDA1, DOWN 7% VS. Q3’15, IN HIGH END OF OUR RANGE OF $54 TO $62 MILLION DILUTED GAAP EPS OF $0.65, ADJUSTED DILUTED EPS OF $0.751 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.3

FINANCIAL SUMMARY (GAAP BASIS)
(UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	RESULTS INCLUDE SPECIALTY MILLS[1]				POST SPECIALTY MILLS				Twelve Months Ended December 31,	
	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	2014[1]	2015
Net sales	$ 484,920	$ 498,759	$ 511,142	$ 472,318	$ 434,026	$ 444,558	$ 442,222	$ 431,595	$ 1,967,139	$ 1,752,401
Selling, general and administrative expenses	($33,514)	($31,565)	($31,817)	($33,206)	($29,088)[2]	($29,469)[2]	($28,284)	($30,308)	($130,102)	($117,149)
Operating income (loss)	$ 20,518	$ 33,083	$ 43,978	($17,768)	$ 15,237	$ 32,073	$ 40,046	$ 36,314	$ 79,811	$ 123,670
Consumer Products	(523)	12,705	12,535	(30,745)	12,395	17,032	15,521	10,756	(6,028)	55,704
Pulp and Paperboard	36,776	33,635	45,602	28,158	16,194	27,754	37,446	39,467	144,171	120,861
Corporate	(15,735)	(13,257)	(14,159)	(15,181)	(13,352)	(12,713)	(12,921)	(13,909)	(58,332)	(52,895)
Operating margin	4.2%	6.6%	8.6%	-3.8%	3.5%	7.2%	9.1%	8.4%	4.1%	7.1%
Interest expense, net	($10,734)	($10,688)	($9,570)	($8,158)	($7,782)	($7,774)	($7,882)	($7,744)	($39,150)	($31,182)
Debt retirement costs	$ -	$ -	($24,420)	$ -	$ -	$ -	$ -	$ -	($24,420)	$ -
Income tax provision	($3,558)	($9,942)	($3,735)	($1,321)	($1,698)	($8,702)	($9,100)	($17,005)	($18,556)	($36,505)
Net earnings (loss)	$ 6,226	$ 12,453	$ 6,253	($27,247)	$ 5,757	$ 15,597	$ 23,064	$ 11,565	($2,315)	$ 55,983
Net earnings (loss) per diluted common share	$ 0.29	$ 0.61	$ 0.31	$ (1.39)	$ 0.30	$ 0.81	$ 1.21	$ 0.65	$ (0.11)	$ 2.97

[1] Results include specialty tissue business which was sold at the end of Q4'14.
[2] The Q1'15 and Q2'15 selling, general, and administrative results exclude costs associated with the 2014 divesture of the specialty tissue business previously included.

4

FINANCIAL SUMMARY (ADJUSTED BASIS) (UNAUDITED)

CLEARWATER PAPER

	RESULTS INCLUDE SPECIALTY MILLS[6]				POST SPECIALTY MILLS					Twelve Months Ended December 31,	
(Dollars in thousands - except per-share amounts)	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16 Outlook[5]	2014[6]	2015
Net sales	$ 484,920	$ 498,759	$ 511,142	$ 472,318	$ 434,026	$ 444,558	$ 442,222	$ 431,595	0%-1% higher	$ 1,967,139	$ 1,752,401
Adjusted gross profit[1]	$ 62,982	$ 66,865	$ 80,604	$ 62,537	$ 46,478	$ 60,946	$ 69,170	$ 67,280		$ 272,988	$ 243,874
Adjusted gross profit margin[1,2]	13.0%	13.4%	15.8%	13.2%	10.7%	13.7%	15.6%	15.6%		13.9%	13.9%
Adjusted selling, general and administrative expenses[1]	($30,465)	($31,601)	($30,936)	($31,620)	($29,558)	($30,926)	($27,153)	($30,272)		($124,622)	($117,909)
Adjusted operating income (loss)[1]	$ 32,517	$ 35,264	$ 49,668	$ 30,917	$ 16,920	$ 30,020	$ 42,017	$ 37,008		$ 148,366	$ 125,965
Consumer Products	8,659	14,922	17,923	13,339	13,632	16,436	16,743	11,459		54,843	58,270
Pulp and Paperboard	36,776	33,635	45,602	31,236	17,110	27,754	37,685	39,647		147,249	122,196
Corporate	(12,918)	(13,293)	(13,857)	(13,658)	(13,822)	(14,170)	(12,411)	(14,098)		(53,726)	(54,501)
Adjusted operating margin[1,3]	6.7%	7.1%	9.7%	6.5%	3.9%	6.8%	9.5%	8.6%	7.0%-8.5%	7.5%	7.2%
Interest expense, net	($10,734)	($10,688)	($9,570)	($8,158)	($7,782)	($7,774)	($7,882)	($7,744)		($39,150)	($31,182)
Adjusted income tax provision[1]	($7,881)	($9,323)	($14,403)	($7,782)	($2,217)	($8,055)	($9,726)	($15,924)		($39,389)	($35,922)
Adjusted net earnings[1]	$ 13,902	$ 15,253	$ 25,695	$ 14,977	$ 6,921	$ 14,191	$ 24,409	$ 13,340		$ 69,827	$ 58,861
Depreciation and amortization expense	$ 22,231	$ 22,015	$ 22,293	$ 23,606	$ 21,008	$ 20,632	$ 21,204	$ 21,888		$ 90,145	$ 84,732
Adjusted EBITDA[1]	$ 54,748	$ 57,279	$ 71,961	$ 54,523	$ 37,928	$ 50,652	$ 63,221	$ 58,896	$52,000-$60,000	$ 238,511	$ 210,697
Consumer Products	24,149	29,993	33,407	28,798	26,609	29,874	30,791	25,591		116,347	112,865
Pulp and Paperboard	43,046	39,654	51,541	38,460	24,421	34,491	44,220	46,268		172,701	149,400
Corporate	(12,447)	(12,368)	(12,987)	(12,735)	(13,102)	(13,713)	(11,790)	(12,963)		(50,537)	(51,568)
Adjusted EBITDA margin[1,4]	11.3%	11.5%	14.1%	11.5%	8.7%	11.4%	14.3%	13.6%		12.1%	12.0%
Adjusted net earnings per diluted common share[1]	$ 0.66	$ 0.74	$ 1.28	$ 0.77	$ 0.36	$ 0.74	$ 1.28	$ 0.75		$ 3.47	$ 3.13
Gross debt to rolling four quarter total Adjusted EBITDA[1]	3.0	2.9	2.5	2.4	2.6	2.7	2.8	2.7		2.4	2.7
Capital Expenditures	$ 14,751	$ 16,949	$ 26,161	$ 41,739	$ 20,809	$ 29,542	$ 33,275	$ 50,478		$ 99,600	$ 134,104

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.
[3] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.
[4] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.
[5] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[6] Results include specialty tissue business which was sold at the end of Q4'14.

5

6 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 6 Divested 5 specialty mills in Q4‘14 Lower paperboard pricing, higher mix of commodity grade paperboard sales, higher mix of tissue parent roll sales Higher paperboard and tissue parent roll shipments Higher internal pulp usage, lower negotiated spot market pricing Favorable internal transportation costs due to network optimization, lower fuel costs Lower negotiated polyethylene prices Lower natural gas prices, partly offset by higher electrical rates Lower negotiated packaging prices Higher Lewiston and Arkansas planned major maintenance outages, partly offset by lower CPD maintenance expense Higher primarily due to annual wage and benefit inflation

7 Lower paperboard pricing, higher mix of commodity grade paperboard sales, higher mix of tissue parent roll sales Higher paperboard and tissue parent roll volume, partly offset by lower retail sales volume Increased internal pulp usage Favorable internal transportation costs due to improved inventory levels Lower negotiated polyethylene prices Lower natural gas prices, lower Las Vegas electrical rates Lower planned maintenance expense Higher benefit costs, lower absorption due to production curtailments Higher corporate overhead spending driven by consulting and professional services fees $63.2 $7.5 $0.2 $1.4 $1.3 $1.7 $0.6 $2.9 $2.9 $1.2 $0.8 $58.9 $30 $35 $40 $45 $50 $55 $60 $65

8 Divested 5 specialty mills in Q4’14 Lower paperboard pricing, higher mix of commodity grade paperboard sales, higher tissue parent roll mix, partly offset by tissue price increase Higher paperboard shipments Favorable internal transportation costs, lower fuel costs Lower negotiated polyethylene prices Lower natural gas and other energy prices Lower planned maintenance expense Higher primarily due to annual wage and benefit inflation 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

KEY SEGMENT RESULTS – CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER

	RESULTS INCLUDE SPECIALTY MILLS[5]				POST SPECIALTY MILLS				CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL
	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	
Shipments									
Non-Retail (short tons)[1]	56,839	59,832	59,703	57,765	21,107	24,744	21,250	23,077	
Retail (short tons)	70,919	75,009	75,363	72,420	71,102	71,476	76,856	73,004	
Total Tissue Tons	127,758	134,841	135,066	130,185	92,209	96,220	98,106	96,081	
Converted Products (cases in thousands)[2]	13,437	14,101	14,360	13,603	13,025	13,125	13,375	12,624	
Sales Price									
Non-Retail ($/short ton)[1]	$1,489	$1,492	$1,531	$1,506	$1,475	$1,430	$1,530	$1,448	
Retail ($/short ton)	$2,841	$2,795	$2,836	$2,820	$2,864	$2,846	$2,787	$2,805	
Total Tissue ($/short ton)	$2,239	$2,217	$2,259	$2,237	$2,546	$2,482	$2,515	$2,479	
Segment net sales ($ in thousands)	$286,508	$299,130	$306,104	$291,643	$235,176	$239,391	$247,039	$238,288	
Segment GAAP operating income ($ in thousands)	($523)	$12,705	$12,535	$(30,745)	$12,395	$17,032	$15,521	$10,756	
Segment GAAP operating margin	(0.2%)	4.2%	4.1%	(10.5%)	5.3%	7.1%	6.3%	4.5%	
Segment Adjusted EBITDA[3] ($ in thousands)	$24,149	$29,993	$33,407	$28,798	$26,609	$29,874	$30,791	$25,591	
Segment Adjusted EBITDA margin[4]	8.4%	10.0%	10.9%	9.9%	11.3%	12.5%	12.5%	10.7%	17.0%

[1] Includes away-from-home (AFH), contract, machine-glazed (MG) and parent roll tissue products. [2] Includes retail, AFH, and contract tissue case products.
[3] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. [4] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.
[5] Results include specialty tissue business which was sold at the end of Q4'14.

9

CLEARWATER PAPER TISSUE SHIPMENTS AND U.S. RETAIL TISSUE MARKET 10 Retail 78% AFH 8% Parent Rolls 13% Other 1% CLW Q3’15 by Market Segment (% of Tons) U.S. Retail Tissue Market ($) (MultiOutlet)1 CATEGORY PRIVATE LABEL BRANDS TOTAL Total Retail Tissue Share ($) 22% 78% 100% % Change Q4’15 vs. Q3’15 (0.9)% 0.9% -% 1 Data Source: IRI Worldwide data through January 3, 2016. PRICE/MIX SHIPMENT VOLUMES EXTERNAL PULP CHEMICAL COSTS OP. & PKG. SUPPLIES TRANSPORTATION COSTS ENERGY COSTS MAINTENANCE SG&A Q4’15 OUTLOOK VERSUS Q3’15 stable 0-1% lower Cost / shipped ton: stable Cost / shipped ton: stable Cost / shipped ton: stable Cost / shipped ton: higher Cost / shipped ton: lower stable stable Q4’15 ACTUAL VERSUS Q3’15 2% lower 2% lower Cost / shipped ton: stable Cost / shipped ton: stable Cost / shipped ton: stable Cost / shipped ton: lower Cost / shipped ton: lower stable stable PRICE/MIX Higher mix of parent roll sales VOLUME Lower retail sales volume partly offset by higher parent roll volume TRANSPORTATION Favorable internal transportation costs due to improved inventory levels ENERGY Lower natural gas prices, lower Las Vegas electrical rates WAGES & BENEFITS Lower absorption due to production curtailments

Q4’15 VS. Q3’15 CONSUMER PRODUCTS ADJUSTED EBITDA1 BRIDGE 11 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. Previous Outlook vs. Segment Actual $30.8 $3.8 $0.5 $0.5 $0.6 $1.5 $0.5 $25.6 $15 $20 $25 $30 $35 $40 SEGMENT ADJ. EBITDA1 (MILLIONS)

KEY SEGMENT RESULTS – PULP AND PAPERBOARD (UNAUDITED) 12 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 2 Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales. PULP AND PAPERBOARD CROSS-CYCLE FINANCIAL MODEL Q1'14 Q2'14 Q3'14 Q4'14 Q1’15 Q2’15 Q3’15 Q4’15 Shipments Paperboard (short tons) 200,665 195,924 201,609 176,467 191,635 204,983 198,535 201,580 Sales Price Paperboard ($/short ton) $988 $1,017 $1,016 $1,017 $1,031 $997 $979 $956 Segment net sales ($ in thousands) $198,412 $199,629 $205,038 $180,675 $198,850 $205,167 $195,183 $193,307 Segment GAAP operating income ($ in thousands) $36,776 $199,629 $45,602 $28,158 $16,194 $27,754 $37,446 $39,467 Segment GAAP operating margin 18.5% 16.8% 22.2% 15.6% 8.1% 13.5% 19.2% 20.4% Segment Adjusted EBITDA1 ($ in thousands) $43,046 $39,654 $51,541 $38,460 $24,421 $34,491 $44,220 $46,268 Segment Adjusted EBITDA margin2 21.7% 19.9% 25.1% 21.3% 12.3% 16.8% 22.7% 23.9% 19.0%

CLEARWATER PAPER PAPERBOARD SHIPMENTS AND U.S. PAPERBOARD MARKET 13 U.S. Paperboard Production3 CATEGORY CLEARWATER PAPER OTHER Total Domestic SBS1 Market Share 14% 86% Folding 18% 82% Food Service2 14% 86% Liquid Packaging 8% 92% Folding 55% Food Service 37% Liquid Pkg 8% CLW Q4’15 by Market Segment (% of Tons) 1 Solid Bleached Sulfate. 2 Food Service includes cup, plate, dish and tray products. 3 Data Source: American Forest and Paper Association Solid Bleached Domestic Production – December YTD 2015. Folding 61% Food Service 31% Liquid Pkg 8% CLW Q3’15 by Market Segment (% of Tons) PRICE/MIX SHIPMENT VOLUMES WOOD FIBER CHEMICAL COSTS OP. & PKG. SUPPLIES TRANSPORTATION COSTS ENERGY COSTS MAINTENANCE SG&A Q4’15 OUTLOOK VERSUS Q3’15 0-2% lower 4-6% lower Cost / shipped ton: stable Cost / shipped ton: lower Cost / shipped ton: higher Cost / shipped ton: stable Cost / shipped ton: stable lower Stable Q4’15 ACTUAL VERSUS Q3’15 2% lower 2% higher Cost / shipped ton: lower Cost / shipped ton: lower Cost / shipped ton: stable Cost / shipped ton: lower Cost / shipped ton: stable $2.9M lower Stable PRICE/MIX Lower paperboard pricing, higher mix of commodity grade paperboard sales VOLUME Higher paperboard shipment tons WOOD FIBER Lower purchased pulp usage CHEMICALS Lower negotiated polyethylene prices TRANSPORTATION Lower fuel prices WAGES/BENEFITS Higher benefit costs MAINTENANCE Lower planned maintenance expense Q4’15 VS. Q3’15

PULP AND PAPERBOARD ADJUSTED EBITDA1 BRIDGE 14 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. Previous Outlook vs. Segment Actual $44.2 $3.7 $0.7 $1.4 $1.7 $0.8 $1.4 $2.9 $0.3 $46.3 $15 $20 $25 $30 $35 $40 $45 $50 SEGMENT ADJ. EBITDA1 (MILLIONS)

CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL 15 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. (Dollars in thousands )Q1'14Q2'1 4Q 3'14Q4' 14Q1'15Q2'15Q3'15Q4'1520142015Net sales 100% 100% 100% 100% 100% 100% 100% 100% 100%100%100%Adjusted gross profit margin 113.0% 13.4%1 5.8%13 .2%10. 7% 13. 7% 15. 6% 15. 6% 13.9%13.9%17.0% Adjusted SG&A expenses1 as % of net sale s(6.3%)(6 .3%)(6.1% )(6.7%)(6. 8%)(7.0%)  (6.1%)(7.0%)(6.3%)(6.7%)(6.0%)Adjusted operating margi n16.7% 7.1%9.7%6.5%3 .9%6.8%9.5%8 .6%7.5%7.2%11.0% Adjusted net earnings1 as % of net sales2. 9%3.1% 5.0%3. 2%1.6% 3.2%5. 5%3.1%3.5%3.4%5.0% Adjusted EBITDA margi n111.3 11.5% 14.1% 11.5% 8.7%1 1.4% .3%13 .6%12 1%12.0%15.0%CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODELTwelve Months Ended December 31,  12.6% 12.9% 11.2% 12.8% 10.5% 8% 9% 10% 11% 12% 13% 14% 15% 2011 2012 2013 2014 2015 Adjusted ROIC 1,2,3,4,5 4 3 2

ADJUSTED RETURN ON INVESTED CAPITAL1,6 (UNAUDITED) 16 1 Adjusted Return on Invested Capital (Adjusted ROIC) is defined as [Net Earnings + Interest Expense] / [Tangible Stockholders’ Equity6 + Debt – Excess (Deficit) Cash6] adjusted for non-recurring discrete items. 2 2013 Adjusted ROIC Net Earnings was adjusted to remove a benefit of $67.5 million from discrete tax items relating to release of uncertain tax positions. 2013 Adjusted ROIC Interest Expense includes debt retirement costs of $17.1 million. 3 2014 Adjusted ROIC Net Earnings was adjusted to remove costs/loss associated with optimization and sale of the specialty mills totaling $37.0 million after-tax. 2014 Adjusted ROIC Interest Expense includes debt retirement costs of $24.4 million. 4 2015 Adjusted ROIC Net Earnings was adjusted to remove costs/loss associated with optimization and sale of the specialty mills totaling ($.9) million after-tax. 5 We recently adopted Accounting Standards Update 2015-03, which requires us to retroactively include deferred issuance amounts in Debt for 2011-2015. Adjusted ROIC amounts shown for 2011-2014 have been adjusted accordingly. 6 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

FIRST QUARTER 2016 OUTLOOK (COMPARED TO Q4’15)1 ARROWS REPRESENT ADJUSTED EBITDA IMPACT 17 CONSUMER PRODUCTS PULP AND PAPERBOARD CORPORATE SHIPMENT VOLUMES • Slightly higher: 0–1% higher • Slightly higher: 0-1% higher PRICE/MIX • Slightly higher: 0–1% higher • Stable PULP/WOOD FIBER COSTS • Cost/shipped ton: stable • Cost/shipped ton: slightly higher CHEMICAL COSTS • Cost/shipped ton: stable • Cost/shipped ton: stable OP. & PKG. SUPPLIES • Cost/shipped ton: lower • Cost/shipped ton: stable TRANSPORTATION COSTS • Cost/shipped ton: stable • Cost/shipped ton: stable ENERGY COSTS • Cost/shipped ton: stable • Cost/shipped ton: stable MAINTENANCE & REPAIRS • Stable • Boiler water wash at Idaho SG&A • Stable • Stable • Stable 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.

Q1’16 OUTLOOK1 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) 18 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 2 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP. 3 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance. (Dollars in thousands)FROMTOEarnings before interest, income taxes, and depreciation & amortization (EBITDA) 2:GAAP net earnings$13,000$18,000Interest expense, net$8,000$8,000Income tax provision $7,500 $10,500 Depreciation and amortization expense $22,500 $22,500 EBITDA 2$51,00 0$59,00 0Direct ors' equity-based compensation expense$500$500Costs associated with Long Island facility closure $500$500 Adjusted EBITDA3$52,000$60,000THREE MONTHS ENDINGMARCH 31, 2016RANGE OF ESTIMATEOUTLOOK

BRIDGE TO Q1’16 ADJUSTED EBITDA OUTLOOK1,2 19 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 2 Non-GAAP measure – See prior slide for the definition and reconciliation to the most comparable GAAP measure. $59 $0-$1 $0-$1 $0-$1 $0-$1 $2-$4 $0-$2 $52-$60 $15 $25 $35 $45 $55 $65 $75 Q4'15 Adj. EBITDA Shipment Volumes Price/Mix Wood Fiber Operating & Packaging Supplies Maintenance & Repairs Wages & Benefits Q1'16 Adj. EBITDA Outlook ADJ. EBITDA2 (MILLIONS) 1,2 2

2016 OUTLOOK1 20 PRICE/MIX Previously announced and implemented CPD price increases are in effect. RISI is projecting paperboard pricing to remain at Q4’15 levels through the first half of 2016, with modest declines in the second half. Uncertainty remains around further impacts from incremental imports and pressure on U.S. exports due to continued strength of U.S. dollar. VOLUME CPD projected to grow with market at 1%-2%, PPD flat after robust growth in 2015. PULP/WOOD FIBER Flat to slightly up. Higher wood fiber costs partly offset by lower external pulp costs. MAINTENANCE Flat to slightly down. No 2016 major maintenance outage in Arkansas ($7 million cost in 2015), partly offset by investments in TPM and higher scheduled maintenance at other sites. OTHER COSTS Flat to slightly up. Lower energy and chemical costs offset by wage and other input cost inflation. OPERATIONAL IMPROVEMENTS On track to achieve $40-$50 million of savings from strategic investments and operational improvements, less $10-$15 million of margin pressure. 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.

APPENDIX 21

ADJUSTED GROSS PROFIT & ADJUSTED SG&A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) 22 1 Gross profit is defined as net sales minus cost of sales. 2 Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance. (Dollars in thousands) Q1'14Q2'14 Q3' 14Q 4'14 Q1'15Q2'15Q3'15Q4'1520142015Gross profit1$ 58,291$ 64,648$ 76,685$ 58,675$ 44,194$ 60,211$  68,330$ 66,817$ 258,299$ 239,552Costs associated with Thomaston facility closure750 374 42 91 - - - - 1,257 - Costs associated with Long Island facility closure3,941 1,843 3,877 3,771 554 735 728 446 13,432 2,463 Costs associated with labor agreement- - - - 1,730 - - - - 1,730 Reorganization related expenses- - - - - - 112 17 - 129 Adjusted gross profit2$ 62,982$ 66,865$ 80,604$ 62,537$ 46,478$ 60,946 $ 69,1 70$ 67,280$ 272,988$ 243,874Selling, general and administrative expenses (SG&A) ($33,514) ($31,565) ($31,817)($33,206)($29,088)($29,469)($28,284)($30,308)($130,102)($117,149)Costs associated with Long Island facility closure232 - - - - - - - 232 - Directors' equity-based compensation expense (benefit)2,817 (36) (185) 2,010 (470) (1,457) (1,914) (232) 4,606 (4,073) Costs/loss associated with optimization and sale of the specialty mills- - 1,066 (424) - - - - 642 - Legal expenses and settlement costs- - - - - - 1,972 - - 1,972 Reorganization related expenses- - - - - - 1,073 268 - 1,341 Adjusted selling, general and administrative expenses 2($30,465 )($31,601) ($30,936)( $31,620)( $29,558 )($30,92 6)($27,153) ($30,272)($124,622)($117,909)Twelve Months Ended December 31,

SEGMENT ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	Twelve Months Ended December 31, 2014	Twelve Months Ended December 31, 2015
Consumer Products										
Operating (loss) income	($523)	$ 12,705	$ 12,535	($30,745)	$ 12,395	$ 17,032	$ 15,521	$ 10,756	$ (6,028)	$ 55,704
Costs associated with Thomaston facility closure	750	374	42	91	-	-	-	-	1,257	-
Costs associated with Long Island facility closure	8,432	1,843	4,767	3,771	554	735	728	446	18,813	2,463
Costs/loss associated with optimization and sale of the specialty mills	-	-	579	40,222	(131)	(1,331)	-	195	40,801	(1,267)
Costs associated with labor agreement	-	-	-	-	814	-	-	-	-	814
Reorganization related expenses	-	-	-	-	-	-	494	62	-	556
Adjusted Consumer Products operating income[1]	$ 8,659	$ 14,922	$ 17,923	$ 13,339	$ 13,632	$ 16,436	$ 16,743	$ 11,459	$ 54,843	$ 58,270
Pulp and Paperboard										
Operating Income	$ 36,776	$ 33,635	$ 45,602	$ 28,158	$ 16,194	$ 27,754	$ 37,446	$ 39,467	$ 144,171	$ 120,861
Loss on impairment of Clearwater Fiber intangible asset	-	-	-	3,078	-	-	-	-	3,078	-
Costs associated with labor agreement	-	-	-	-	916	-	-	-	-	916
Reorganization related expenses	-	-	-	-	-	-	239	180	-	419
Adjusted Pulp and Paperboard operating income[1]	$ 36,776	$ 33,635	$ 45,602	$ 31,236	$ 17,110	$ 27,754	$ 37,685	$ 39,647	$ 147,249	$ 122,196
Corporate										
Operating loss	($15,735)	($13,257)	($14,159)	($15,181)	($13,352)	($12,713)	($12,921)	($13,909)	($58,332)	($52,895)
Directors' equity-based compensation expense (benefit)	2,817	(36)	(185)	2,010	(470)	(1,457)	(1,914)	(232)	4,606	(4,073)
Costs/loss associated with optimization and sale of the specialty mills	-	-	487	(487)	-	-	-	-	-	-
Legal expenses and settlement costs	-	-	-	-	-	-	1,972	-	-	1,972
Reorganization related expenses	-	-	-	-	-	-	452	43	-	495
Adjusted Corporate operating loss[1]	($12,918)	($13,293)	($13,857)	($13,658)	($13,822)	($14,170)	($12,411)	($14,098)	($53,726)	($54,501)

[1] Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

23

ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

(Dollars in thousands - except per-share amounts)	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	Twelve Months Ended December 31, 2014	2015
GAAP net earnings (loss)	$ 6,226	$ 12,453	$ 6,253	($27,247)	$ 5,757	$ 15,597	$ 23,064	$ 11,565	$ (2,315)	$ 55,983
Special items, after tax:[1]										
Debt retirement costs	-	-	15,777	-	-	-	-	-	15,777	-
Directors' equity-based compensation expense (benefit)	1,802	(23)	(120)	1,322	(325)	(998)	(1,307)	(155)	2,981	(2,785)
Costs associated with Thomaston facility closure	480	242	27	60	-	-	-	-	809	-
Costs associated with Long Island facility closure	5,394	1,193	3,069	2,480	383	504	497	299	12,136	1,683
Costs/loss associated with optimization and sale of the specialty mills	-	-	689	36,338	(91)	(912)	-	131	37,027	(872)
Discrete tax item related to state tax rate changes	-	1,388	-	-	-	-	-	-	1,388	-
Discrete tax items related to foreign tax credits	-	-	-	-	-	-	-	1,309	-	1,309
Loss on impairment of Clearwater Fiber intangible asset	-	-	-	2,024	-	-	-	-	2,024	-
Costs associated with labor agreement	-	-	-	-	1,197	-	-	-	-	1,197
Legal expenses and settlement costs	-	-	-	-	-	-	1,346	-	-	1,346
Reorganization related expenses	-	-	-	-	-	-	809	191	-	1,000
Adjusted net earnings[2]	$ 13,902	$ 15,253	$ 25,695	$ 14,977	$ 6,921	$ 14,191	$ 24,409	$ 13,340	$ 69,827	$ 58,861
Net earnings (loss) per diluted common share	$ 0.29	$ 0.61	$ 0.31	($1.39)	$ 0.30	$ 0.81	$ 1.21	$ 0.65	$ (0.11)	$ 2.97
Special items, after tax:[1]										
Debt retirement costs	-	-	0.78	-	-	-	-	-	0.78	-
Directors' equity-based compensation expense (benefit)	0.08	-	(0.01)	0.07	(0.02)	(0.05)	(0.07)	(0.01)	0.15	(0.15)
Costs associated with Thomaston facility closure	0.02	0.01	-	-	-	-	-	-	0.04	-
Costs associated with Long Island facility closure	0.25	0.06	0.15	0.13	0.02	0.03	0.03	0.02	0.60	0.09
Costs/loss associated with optimization and sale of the specialty mills	-	-	0.03	1.86	-	(0.05)	-	0.01	1.84	(0.05)
Discrete tax item related to state tax rate changes	-	0.07	-	-	-	-	-	-	0.07	-
Discrete tax items related to foreign tax credits	-	-	-	-	-	-	-	0.07	-	0.07
Loss on impairment of Clearwater Fiber intangible asset	-	-	-	0.10	-	-	-	-	0.10	-
Costs associated with labor agreement	-	-	-	-	0.06	-	-	-	-	0.06
Legal expenses and settlement costs	-	-	-	-	-	-	0.07	-	-	0.07
Reorganization related expenses	-	-	-	-	-	-	0.04	0.01	-	0.05
Adjusted net earnings per diluted common share[2]	$ 0.66	$ 0.74	$ 1.28	$ 0.77	$ 0.36	$ 0.74	$ 1.28	$ 0.75	$ 3.47	$ 3.13

[1] All non-tax items are tax effected at the expected annual rate for that period.
[2] Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

24

ADJUSTED INCOME TAX PROVISION RECONCILIATION OF NON-GAAP FINANCIAL MEASURE (UNAUDITED) 25 1 Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance. (Dollars in thousands) Q1'14Q2'14 Q3'14Q4'14 Q1'15Q2'15 Q3'15Q4'1520142015GAAP income tax provision( $3,558)($ 9,942)($3, 735)($1,3 21)($1,69 8)($8,702) ($9,100)($17,005)($18,556)($36,505)Special items, tax impact: Debt retirement costs- - (8,643) - - - - - (8,643) - Directors' equity-based compensation (expense) benefit (1,015) 13 65 (688) 145 459 607 77 (1,625) 1,288 Costs associated with Thomaston facility closure(270) (132) (15) (31) - - - - (448) - Costs associated with Long Island facility closure(3,038) (650) (1,698) (1,291) (171) (231) (231) (147) (6,677) (780) Costs/loss associated with optimization and sale of the specialty mills- - (377) (3,397) 40 419 - (64) (3,774) 395 Discrete tax item related to state tax rate changes- 1,388 - - - - - - 1,388 - Discrete tax items related to foreign tax credits- - - - - - - 1,309 - 1,309 Loss on impairment of Clearwater Fiber intangible asset- - - (1,054) - - - - (1,054) - Costs associated with labor agreement- - - - (533) - - - - (533) Legal expenses and settlement costs- - - - - - (626) - - (626) Reorganization related expenses- - - - - - (376) (94) - (470) Adjusted income tax provision1 ($7,881)($ 9,323)($14 ,403)($7,7 82)($2,217 )($8 ,055) ($ 9,726) ($15,924)($39,389)($35,922)Twelve Months Ended December 31,

EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	Twelve Months Ended December 31, 2014	Twelve Months Ended December 31, 2015
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[1]										
GAAP net earnings (loss)	$ 6,226	$ 12,453	$ 6,253	($27,247)	$ 5,757	$ 15,597	$ 23,064	$ 11,565	$ (2,315)	$55,983
Interest expense, net[2]	10,734	10,688	33,990	8,158	7,782	7,774	7,882	7,744	63,570	31,182
Income tax provision	3,558	9,942	3,735	1,321	1,698	8,702	9,100	17,005	18,556	36,505
Depreciation and amortization expense	22,231	22,015	22,293	23,606	21,008	20,632	21,204	21,888	90,145	84,732
EBITDA[1]	$ 42,749	$ 55,098	$ 66,271	$ 5,838	$ 36,245	$ 52,705	$ 61,250	$ 58,202	$ 169,956	$ 208,402
Directors' equity-based compensation expense (benefit)	2,817	(36)	(185)	2,010	(470)	(1,457)	(1,914)	(232)	4,606	(4,073)
Costs associated with Thomaston facility closure	750	374	42	91	-	-	-	-	1,257	-
Costs associated with Long Island facility closure	8,432	1,843	4,767	3,771	554	735	728	446	18,813	2,463
Costs/loss associated with optimization and sale of the specialty mills	-	-	1,066	39,735	(131)	(1,331)	-	195	40,801	(1,267)
Loss on impairment of Clearwater Fiber intangible asset	-	-	-	3,078	-	-	-	-	3,078	-
Costs associated with labor agreement	-	-	-	-	1,730	-	-	-	-	1,730
Legal expenses and settlement costs	-	-	-	-	-	-	1,972	-	-	1,972
Reorganization related expenses	-	-	-	-	-	-	1,185	285	-	1,470
Adjusted EBITDA[3]	$ 54,748	$ 57,279	$ 71,961	$ 54,523	$ 37,928	$ 50,652	$ 63,221	$ 58,896	$ 238,511	$ 210,697

[1] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.
[2] Interest expense, net for the third quarter of 2014 includes debt retirement costs of $24.4 million.
[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

26

SEGMENT EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

									Twelve Months Ended December 31,	
(Dollars in thousands)	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	2014	2015
Consumer Products										
Operating (loss) income	($523)	$ 12,705	$ 12,535	$ (30,745)	$ 12,395	$ 17,032	$ 15,521	$ 10,756	($6,028)	$ 55,704
Depreciation and amortization expense	15,490	15,071	15,484	15,459	12,977	13,438	14,048	14,132	61,504	54,595
Segment EBITDA[1]	$ 14,967	$ 27,776	$ 28,019	($15,286)	$ 25,372	$ 30,470	$ 29,569	$ 24,888	$ 55,476	$ 110,299
Costs associated with Thomaston facility closure	750	374	42	91	-	-	-	-	1,257	-
Costs associated with Long Island facility closure	8,432	1,843	4,767	3,771	554	735	728	446	18,813	2,463
Costs/loss associated with optimization and sale of the specialty mills	-	-	579	40,222	(131)	(1,331)	-	195	40,801	(1,267)
Costs associated with labor agreement	-	-	-	-	814	-	-	-	-	814
Reorganization related expenses	-	-	-	-	-	-	494	62	-	556
Segment Adjusted EBITDA[2]	$ 24,149	$ 29,993	$ 33,407	$ 28,798	$ 26,609	$ 29,874	$ 30,791	$ 25,591	$ 116,347	$ 112,865
Pulp and Paperboard										
Operating income	$ 36,776	$ 33,635	$ 45,602	$ 28,158	$ 16,194	$ 27,754	$ 37,446	$ 39,467	$ 144,171	$ 120,861
Depreciation and amortization expense	6,270	6,019	5,939	7,224	7,311	6,737	6,535	6,621	25,452	27,204
Segment EBITDA[1]	$ 43,046	$ 39,654	$ 51,541	$ 35,382	$ 23,505	$ 34,491	$ 43,981	$ 46,088	$ 169,623	$ 148,065
Loss on impairment of Clearwater Fiber intangible asset	-	-	-	3,078	-	-	-	-	3,078	-
Costs associated with labor agreement	-	-	-	-	916	-	-	-	-	916
Reorganization related expenses	-	-	-	-	-	-	239	180	-	419
Segment Adjusted EBITDA[2]	$ 43,046	$ 39,654	$ 51,541	$ 38,460	$ 24,421	$ 34,491	$ 44,220	$ 46,268	$ 172,701	$ 149,400
Corporate										
Operating loss	($15,735)	($13,257)	($14,159)	($15,181)	($13,352)	($12,713)	($12,921)	($13,909)	($58,332)	($52,895)
Depreciation and amortization expense	471	925	870	923	720	457	621	1,135	3,189	2,933
Corporate EBITDA[1]	($15,264)	($12,332)	($13,289)	($14,258)	($12,632)	($12,256)	($12,300)	($12,774)	($55,143)	($49,962)
Directors' equity-based compensation expense (benefit)	2,817	(36)	(185)	2,010	(470)	(1,457)	(1,914)	(232)	4,606	(4,073)
Costs/loss associated with optimization and sale of the specialty mills	-	-	487	(487)	-	-	-	-	-	-
Legal expenses and settlement costs	-	-	-	-	-	-	1,972	-	-	1,972
Reorganization related expenses	-	-	-	-	-	-	452	43	-	495
Corporate Adjusted EBITDA[2]	($12,447)	($12,368)	($12,987)	($12,735)	($13,102)	($13,713)	($11,790)	($12,963)	($50,537)	($51,568)

[1] Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income (loss) computed under GAAP.
[2] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

27

RETURN ON INVESTED CAPITAL, TANGIBLE STOCKHOLDERS' EQUITY & EXCESS CASH RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	2011	2012	2013	2014	2015
Net earnings (loss)	$ 39,674	$ 64,131	$ 106,955	($2,315)	$ 55,983
Interest expense, net	44,809	33,796	44,036	39,150	31,182
Net earnings before interest[1]	$ 84,483	$ 97,927	$ 150,991	$ 36,835	$ 87,165
Tangible stockholders' equity[2]	$ 205,623	$ 263,608	$ 334,783	$ 263,494	$ 245,789
Debt[5]	513,646	515,570	640,410	568,221	568,987
Less excess cash[3]	(48,440)	(17,579)	(78,675)	(62,331)	9,140
Invested capital	$ 670,829	$ 761,599	$ 896,518	$ 769,384	$ 823,916
Return on Invested Capital (ROIC)	12.6%	12.9%	16.8%	4.8%	10.6%
Stockholders' equity	$ 484,904	$ 540,894	$ 605,094	$ 497,537	$ 474,866
Goodwill	(229,533)	(229,533)	(229,533)	(209,087)	(209,087)
Intangible assets, net	(49,748)	(47,753)	(40,778)	(24,956)	(19,990)
Tangible stockholders' equity[2]	$ 205,623	$ 263,608	$ 334,783	$ 263,494	$ 245,789
Cash	$ 8,439	$ 12,579	$ 23,675	$ 27,331	$ 5,610
Short-term investments	55,001	20,000	70,000	50,000	250
Operating cash[4]	(15,000)	(15,000)	(15,000)	(15,000)	(15,000)
Excess cash[3]	$ 48,440	$ 17,579	$ 78,675	$ 62,331	$ (9,140)

[1] Non-GAAP measure.
[2] Tangible stockholders' equity is defined as stockholders' equity less Goodwill and Intangible assets, net.
[3] Excess cash is defined as the sum of Cash and Short-term investments less Operating cash[1].
[4] Operating cash is defined as a minimum amount of available cash deemed by management to be sufficient to avoid operating disruptions due to a mismatch of cash inflows and outflows during an accounting period.
[5] We recently adopted Accounting Standards Update 2015-03, which requires us to retroactively include deferred issuance amounts in Debt for 2011-2015. Debt amounts shown for 2011-2014 in the table have been adjusted accordingly.
Note: Balance sheet items are as of the end of each period presented.

28

PRO FORMA IMPACT OF SALE OF SPECIALTY MILLS (UNAUDITED) 29 1 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.

FOR MORE INFORMATION: WWW.CLEARWATERPAPER.COM 30